Quarterly Holdings Report
for
Fidelity Freedom® Index Retirement Fund
June 30, 2026
FRX-INC-NPRT1-0826
1.906830.116
Bond Funds - 65.1%
	Shares	Value ($)
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund (a)	42,978,170	429,781,703
Fidelity Series Bond Index Fund (a)	86,335,198	779,606,839
Fidelity Series International Developed Markets Bond Index Fund (a)	12,104,317	103,370,866
Fidelity Series Long-Term Treasury Bond Index Fund (a)	6,968,925	37,144,368
TOTAL BOND FUNDS (Cost $1,448,733,177)		1,349,903,776

Domestic Equity Funds - 17.6%
	Shares	Value ($)
Fidelity Series Commodity Strategy Fund (a)	314,560	33,723,953
Fidelity Series Total Market Index Fund (a)	13,416,475	330,313,612
TOTAL DOMESTIC EQUITY FUNDS (Cost $214,436,683)		364,037,565

International Equity Funds - 10.6%
	Shares	Value ($)
Fidelity Series Global ex U.S. Index Fund (a) (Cost $140,518,632)	10,488,722	220,263,172

Short-Term Funds - 6.7%
	Shares	Value ($)
Fidelity Series Treasury Bill Index Fund (a) (Cost $139,902,472)	14,020,223	139,501,218

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $1,943,590,964)	2,073,705,731
NET OTHER ASSETS (LIABILITIES) - 0.0%	(116,205)
NET ASSETS - 100.0%	2,073,589,526

Legend

(a)	Affiliated fund.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	398,528,114	37,137,943	8,238,736	240,560	22,758	2,331,624	429,781,703	42,978,170
Fidelity Series Bond Index Fund	762,142,485	51,638,726	31,628,481	7,948,437	(67,836)	(2,478,055)	779,606,839	86,335,198
Fidelity Series Commodity Strategy Fund	21,506,704	14,317,468	526,513	-	(8,896)	(1,564,810)	33,723,953	314,560
Fidelity Series Global ex U.S. Index Fund	190,299,416	15,277,302	9,708,684	-	216,671	24,178,467	220,263,172	10,488,722
Fidelity Series International Developed Markets Bond Index Fund	97,551,814	6,967,032	2,029,952	817,731	(3,355)	885,327	103,370,866	12,104,317
Fidelity Series Long-Term Treasury Bond Index Fund	41,652,860	2,053,296	6,549,583	411,161	(2,644,599)	2,632,394	37,144,368	6,968,925
Fidelity Series Total Market Index Fund	284,117,178	23,889,004	21,480,771	532,418	618,984	43,169,217	330,313,612	13,416,475
Fidelity Series Treasury Bill Index Fund	149,541,219	7,979,391	18,019,392	1,359,473	(24,092)	24,092	139,501,218	14,020,223
	1,945,339,790	159,260,162	98,182,112	11,309,780	(1,890,365)	69,178,256	2,073,705,731

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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